                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                ARDEN GROUP, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                ARDEN GROUP, INC.
                            2020 SOUTH CENTRAL AVENUE
                           COMPTON, CALIFORNIA  90220
                                 (310) 638-2842

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 9, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Arden Group, Inc. (the "Company") will be held at The Beverly Hilton Hotel, Rodeo
Room in the Executive Center, 9876 Wilshire Boulevard, Beverly Hills, California, on July 9, 1996, at 10:00 a.m., Los Angeles Time, for the following purposes:

     1.   To elect one director for a term of three years;

     2. To ratify the selection of independent certified public accountants for the 1996 fiscal year; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on May 22, 1996, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of such stockholders will be available for examination by any stockholder at the meeting and, for 10 days prior to the meeting, during ordinary business hours at Arden Group, Inc., 9595 Wilshire Boulevard, Suite 411, Beverly Hills, California.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED, POSTAGE PREPAID ENVELOPE. THE RETURN OF YOUR PROXY WILL NOT PRECLUDE YOU FROM VOTING IN PERSON IF YOU CHOOSE TO ATTEND THE MEETING.

                              By Order of the Board of Directors

                                        Assistant Secretary

June 3, 1996

            PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED
                            IN FURTHER COMMUNICATION

                                ARDEN GROUP, INC.
                            2020 SOUTH CENTRAL AVENUE
                            COMPTON, CALIFORNIA 90220


                         ANNUAL MEETING OF STOCKHOLDERS
                                 ON JULY 9, 1996



                                 PROXY STATEMENT


GENERAL

     This Proxy Statement is furnished by the Board of Directors of Arden Group, Inc. (the "Company") in connection with its solicitation for use at the Annual Meeting of Stockholders (the "Meeting") to be held at The Beverly Hilton
Hotel, Rodeo Room in the Executive Center, 9876 Wilshire Boulevard, Beverly Hills, California, on July 9, 1996, at 10:00 a.m. Los Angeles Time, and at any adjournment thereof. The approximate date on which this Proxy Statement and the accompanying forms of proxy will first be sent to stockholders is June 3, 1996.

     All shares represented by each properly executed and unrevoked proxy received in time for the Meeting will be voted as specified, or, if no specification is made, for (i) the election of management's nominee as a director; and (ii) the ratification of the selection of independent certified public accountants. The Company does not know of any other business that will be presented for action at the Meeting, but if any matter is properly presented, the persons named in the accompanying proxies will vote thereon in accordance with their judgment. A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with an Assistant Secretary of the Company, by timely delivery of a later proxy or by voting in person at the Meeting contrary to the manner in which the proxy is to be voted.

     The cost of soliciting proxies will be paid by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock of the Company and such persons will be reimbursed for their reasonable expenses. Proxies may be solicited by directors, officers or employees of the Company and its subsidiaries in person or by telephone or telegraph, for which such persons will receive no special compensation. In addition, Beacon Hill Partners, Inc. ("Beacon Hill") has been retained by the Company to aid in the solicitation of proxies from banks, brokers and nominees and will solicit such proxies by mail, telephone, telegraph and personal interview, and request brokerage houses and nominees to forward soliciting material to beneficial owners of the Company's stock. For these services, Beacon Hill will be paid a fee of $2,500 plus expenses.

RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM

     The Board has fixed the close of business on May 22, 1996, as the record date for the determination of holders of Class A Common Stock and Class B Common Stock entitled to notice of and to vote at the Meeting. Accordingly, only holders of shares of Class A Common Stock and Class B Common Stock of record at the close of business on such date will be entitled to vote such shares at the Meeting. At the close of business on May 22, 1996, there were outstanding 765,753 shares of Class A Common Stock and 343,246 shares of Class B Common Stock. Each share of Class A Common Stock will entitle the holder thereof to one vote on all matters described in this Proxy Statement and all other matters which could be properly brought before the Meeting. Each share of Class B Common Stock will entitle the holder thereof to 10 votes on all matters described in this Proxy Statement and most other matters which could be properly brought before the Meeting. As of May 22, 1996, there were approximately 1,750 holders of record of Class A Common Stock and 12 holders of record of Class B Common Stock. The presence, either in person or by properly executed proxy, of both (i) stockholders holding of record a number of shares of Class A Common Stock entitling them to exercise a majority of the voting power of such class of stock and (ii) stockholders holding of record a number of shares of Class B Common Stock entitling them to exercise a majority of the voting power of such class of stock is necessary to constitute a quorum at the Meeting.

PRINCIPAL STOCKHOLDERS

     As of May 22, 1996, the only persons known to the Company to own beneficially more than 5% of the then outstanding shares of Class A Common Stock or Class B Common Stock were the following:


                                                                           AMOUNT AND
                                                                           NATURE OF
                                                                           BENEFICIAL               PERCENT
   TITLE OF CLASS        NAME AND ADDRESS OF BENEFICIAL OWNER              OWNERSHIP (1)            OF CLASS (1)
   -------------         ------------------------------------              -------------            ------------
Class A Common Stock     City National Bank, as Trustee                    211,736(1)               27.7%
                         of the Company's Stock Bonus Plan and Trust
                         (the "Stock Bonus Plan")
                         400 North Roxbury Drive, Suite 500
                         Beverly Hills,  CA  90210

Class A Common Stock     Bernard Briskin                                   169,510(2)               22.1%
                         Arden Group, Inc.
                         9595 Wilshire Blvd., Suite 411
                         Beverly Hills, CA 90212

Class B Common Stock     Bernard Briskin                                   340,624                  99.2%

____________________________

(1) Unless otherwise indicated to the contrary, all beneficial owners have sole investment and voting power. For purposes of this table, 339,300 shares of Company Class A Common Stock which are held by AMG Holdings, Inc., an indirect wholly owned subsidiary of the Company, are not deemed to be outstanding.

(2) This amount includes the following shares: (i) 54,199 shares owned by Mr. Briskin's wife; (ii) 46,524 shares held in trust (of which Mr. Briskin is a trustee) for the benefit of Mr. Briskin, his children and his mother; and
     (iii) 24,503 shares held in an Individual Retirement Account by Mr. Briskin's wife. Mr. Briskin disclaims any beneficial ownership of the shares set forth in clauses (i) and (iii) hereof. Mr. Briskin shares voting and investment power with respect to the shares referred to in clause (ii). Nothing herein should be construed as an admission that Mr. Briskin is in fact the beneficial owner of any of these shares.

                              ELECTION OF DIRECTORS

     As permitted under the General Corporation Law of the State of Delaware, the state in which the Company is incorporated, the Company's Certificate of Incorporation provides for a classified Board of Directors, with approximately one-third of the total authorized number of directors elected each year for a term of three years by straight (as distinguished from cumulative) voting.

          Under Article Fourth of the Certificate of Incorporation of the Company, so long as the total number of outstanding shares of Class B Common Stock is equal to or greater than 12.5% of the total aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock, the holders of Class A Common Stock are entitled to elect at any meeting therefor only such number of directors as, when added to the number of continuing directors previously elected by the holders of Class A Common Stock, equals 25% of the total number of directors of the Company (rounded up to the nearest whole number); the remaining directors are to be elected by the holders of the Class B Common Stock.

     The holders of Class A Common Stock will have one vote per share for the election of a director. The election of the director requires the affirmative vote of the holders of a plurality of the shares of Class A Common Stock present, in person or by proxy, and entitled to vote at the Meeting. Any votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will not be counted and will have no effect on the vote with respect to the election of the director.

     The present number of authorized directors of the Company is seven, two of whom are elected by the holders of Class A Common Stock and five of whom are elected by the holders of Class B Common Stock. The term of one director elected by the holders of Class A Common Stock and one director elected by the holders of Class B Common Stock expires with the Meeting. Mr. Frederick A. Schnell who presently is serving as a director of the Company elected by the holders of Class A Common Stock and whose term expires at the Meeting has informed the Company that for personal reasons he will not be standing for reelection. The Board of Directors has nominated Mr. Robert A. Davidow, who is presently serving as a director of the Company elected by the holders of Class B Common Stock and whose term of office as a director expires at the Meeting, for election as a director by the holders of Class A Common Stock to succeed Mr. Schnell and to hold office as director until the Company's Annual Meeting in 1999 or until his successor has been elected and qualified. Since the Board of Directors has not completed its search for a qualified person to succeed Mr. Davidow as a director elected by the holders of Class B Common Stock, the Board of Directors will not nominate a person to be elected a director at the Meeting by the holders of Class B Common Stock. Mr. Davidow will resign as a director of the Company elected by the holders of Class B Common Stock effective with the Meeting, thereby creating a vacancy on the Board of Directors, which it is anticipated will be filled by a qualified person at a later date, following the Meeting by, as required by Delaware law, a vote of the directors elected by the holders of Class B Common Stock.

     The Board of Directors recommends a vote FOR the election of the nominee shown below.

     Management is not aware of any circumstance that would render him unable to serve. However, if he should unexpectedly become unavailable for election, votes will be cast, pursuant to the accompanying proxies, for the election of a substitute nominee who may be selected by the present Board of Directors.

     Below is set forth certain information concerning the nominee and the five continuing directors as of May 22, 1996. Certain of this information has been supplied by the persons named:

NOMINEE FOR ELECTION BY CLASS A COMMON STOCKHOLDERS
FOR A THREE-YEAR TERM ENDING IN 1999:


     NAME              AGE                  PRINCIPAL OCCUPATION                      DIRECTOR         TERM
                                         AND OTHER DIRECTORSHIPS (1)                    SINCE        EXPIRES
Robert A. Davidow       54         Director of WHX Corporation since January 1991;.                    1993          1996
                                   private investor

CONTINUING DIRECTORS: (2)

Bernard Briskin         72         Chairman of the Board of Directors, President and Chief             1970          1998
                                   Executive Officer of the Company and Arden-Mayfair, Inc.,
                                   a subsidiary of the Company, and Chairman of the Board of
                                   AMG Holdings, Inc. and Gelson's Markets, both subsidiaries of Arden-Mayfair.

John G. Danhakl         40         Managing Director of Donaldson Lufkin Jenrette Securities           1995          1998
                                   Corporation from March 1990 to February 1995. Partner of
                                   Leonard Green & Partners from March 1995 to present.  Director of Kash'N Karry Food Stores Inc.

Stuart Krieger          78         Business Consultant                                                 1978          1997
                                   Director of American Rocket Co.

Daniel Lembark          71         Financial Consultant and Certified Public Accountant.               1978          1998

Ben Winters             75         Business Consultant.                                                1978          1997

_________________________
(1) Unless otherwise indicated, principal occupation or occupations shown have been such for a period of at least five years in the aggregate.

(2) Date shown for term of service indicates commencement of service as a director of the Company or Arden-Mayfair.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Company has audit, nominating, investment and compensation committees. Current members of the audit committee are Mr. Schnell, chairman, and Messrs. Lembark and Winters. This committee, which monitors significant accounting policies, approves services rendered by the independent auditors, reviews audit and management reports and makes recommendations regarding the appointment of independent auditors and the fees payable for their services, met 2 times in 1995. Current members of the Compensation Committee are Mr. Lembark, chairman, and Messrs. Davidow, Schnell and Winters. This committee, which considers and makes recommendations as to salary and incentive compensation awards to senior executive officers, met 2 times in 1995. Current members of the investment committee are Mr. Davidow, chairman, and Messrs. Briskin, Danhakl and Winters. This committee defines the short term investment strategy for the Company and met 5 times in 1995. Current members of the nominating committee are Mr. Winters, chairman, and Messrs. Briskin, Krieger and Schnell. This committee, which was established to select candidates for nomination and election as directors, met once in 1995. The nominating committee will consider qualified nominees recommended by stockholders. Stockholders who wish to recommend qualified nominees should write to an Assistant Secretary of the Company at 2020 South Central Avenue, Compton, California 90220, and should state the qualifications of persons proposed by them.

     During the 1995 fiscal year, the Board of Directors held 7 meetings. Each of the directors attended over 75% of the aggregate of all of the meetings of the Board of Directors and meetings held by all committees of the Board on which he served during such period.

COMPENSATION OF DIRECTORS

     Effective February 1, 1995, each non-employee director of the Company was compensated for all services as a director at an annual rate of $18,000 plus $1,000 for each Board meeting attended and $1,000 for attendance at each committee meeting. Non-employee directors who serve as committee chairmen are entitled to an additional $4,200 per year. Mr. Briskin is an employee of the Company and does not receive the compensation otherwise payable to directors.

BENEFICIAL OWNERSHIP OF THE COMPANY'S STOCK BY MANAGEMENT

     The following table shows, as of May 22, 1996, the beneficial ownership of the Company's equity securities by each director or nominee, Ernest T. Klinger, CFO, VP Finance and Administration, and by all directors and officers as a group.

                                                                AMOUNT AND
                                                                 NATURE OF
                                     TITLE OF CLASS              BENEFICIAL           PERCENT
          NAME                      OF COMPANY'S STOCK          OWNERSHIP(1)        OF CLASS(1)
       --------                    -------------------         -------------        ------------
Bernard Briskin                    Class A Common Stock             169,510             21.1%
                                   Class B Common Stock             340,624             99.2%
Robert A. Davidow                  Class A Common Stock
John G. Danhakl                    Class A Common Stock
Stuart A. Krieger                  Class A Common Stock
Daniel Lembark                     Class A Common Stock
Frederick A. Schnell               Class A Common Stock
Ben Winters                        Class A Common Stock                 100               (4)
Ernest T. Klinger                  Class A Common Stock                 326(3)            (4)
All directors and executive        Class A Common Stock             180,904(3)          23.6%
officers as a  group               Class B Common Stock             340,624             99.2%
   (9 persons)

(1) Unless otherwise indicated to the contrary, all beneficial owners have sole investment and voting power. The number of outstanding shares of Company Class A Common Stock on which the percentages shown in this table are based does not include 339,300 shares of Company Class A Common Stock held by AMG Holdings, Inc.

(2)  See note (2) to the table under "Principal Stockholders" set forth above.

(3) Includes shares held in the Company Stock Bonus Plan for the accounts of those individuals.

(4)  Did not exceed 1% of the outstanding shares of the class.

EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is certain information regarding the persons who presently serve as executive officers of the Company.

   NAME                         AGE         POSITIONS AT THE COMPANY(1)
   ----                         ---         ---------------------------

Bernard Briskin                  72          Chairman of the Board, President
                                             and Chief Executive Officer of the
                                             Company.

Ernest T. Klinger                60          Vice President Finance and
                                             Administration and Chief Financial
                                             Officer of the
                                             Company.

Milton H. Barker                 79          Vice President of the Company.
_________________________

(1) Unless otherwise indicated, principal occupation or occupations shown have been such for a period of least five years in the aggregate.

     Executive officers of the Company are elected annually by the Company Board and serve at the discretion of the Company Board, with the exception of Mr. Briskin, who has an employment agreement. See "Employment Agreement - Bernard Briskin."

Section 16(a) of the Securities Exchange Act of 1934 requires that directors and executive officers of the Company, as well as persons holding more than ten percent (10%) of a registered class of the Company's equity securities, file with the Securities and Exchange Commission initial reports of the ownership and reports of changes of ownership of Class A Common Stock and other equity securities of the Company. Based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required to be filed during the fiscal year ended December 30, 1995, all Section 16(a) filing requirements applicable to the Company's executive officers, directors and greater than ten percent (10%) beneficial owners were complied with other than Bernard Briskin who had inadvertently failed to include in his reports ownership of and changes in the holdings of Class A Common Stock by a pension plan trust of which his spouse was a beneficiary and which are now held in an Individual Retirement Account for her benefit. After discovering this omission, Mr. Briskin corrected this deficiency by filing a report reflecting these holdings and disclosing four late reports consisting of a report in 1988 to reflect initially these holdings, two reports reflecting a sale of shares of Class A Common Stock by the trust in 1989 and 1990, respectively, and one report reflecting an acquisition of shares of Class A Common Stock by the trust in 1995.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

     GENERAL. The following table sets forth the total annual and long-term compensation paid or accrued by the Company and its subsidiaries in connection with all businesses of the Company and its subsidiaries to or for the account of the Chief Executive Officer of the Company and each other executive officer of the Company whose total annual salary and bonus for the fiscal year ended December 30, 1995 exceeded in the aggregate $100,000.

                           SUMMARY COMPENSATION TABLE




                                        ANNUAL COMPENSATION
                            ----------------------------------------------------
                                                                    OTHER
NAME AND                               SALARY         BONUS      COMPENSATION

PRINCIPAL POSITION          YEAR        ($)             ($)          ($)
- ---------------------       ----     ---------   --------------  --------------
BERNARD BRISKIN,            1995      444,400           407,624       20,416
CHIEF EXECUTIVE             1994      440,000           273,068       41,791(2)
OFFICER                     1993      350,000         2,248,019(1)   994,609(2)

ERNEST T. KLINGER,          1995      190,000            40,000
CFO, VP FINANCE             1994      190,000               -0-
AND ADMINISTRATION          1993      190,000               -0-


                                              LONG TERM COMPENSATION
                            ---------------------------------------------------
                                        AWARDS                    PAYOUTS
                            ------------------------------       --------
                                               SECURITIES-
                              RESTRICTED       UNDERLYING
                               STOCK            OPTIONS/           LTIP             ALL OTHER
NAME AND                      AWARD(S)          SARS(3)          PAYOUTS          COMPENSATION
                                                                                      (5)(6)
PRINCIPAL POSITION              (3)             ($)                (3)                  ($)
- ---------------------       ----------      -------------        ---------       ----------------
BERNARD BRISKIN,                                                                      7,500(4)
CHIEF EXECUTIVE                                                                       3,000(4)
OFFICER                                                                                  -0-

ERNEST T. KLINGER,                                                                    7,500(4)
CFO, VP FINANCE                                                                       3,000(4)
AND ADMINISTRATION                                                                    9,450(4)

  (1) INCLUDES A ONE TIME BONUS TO MR. BRISKIN OF $1,911,827 RELATED TO THE SALE OF THE COMPANY'S COMMUNICATION EQUIPMENT BUSINESS.

(2) INCLUDES FOR FISCAL 1993 A PAYMENT OF $941,676 TO MR. BRISKIN UNDER A DEFERRED COMPENSATION ARRANGEMENT. ALSO INCLUDES PAYMENTS TO MR. BRISKIN OF $30,242, AND $42,085 FOR FISCAL YEARS 1994 AND 1993, RESPECTIVELY, FOR THE PURPOSE OF ENABLING HIM TO PURCHASE LIFE INSURANCE.

(3) THE COMPANY DID NOT GRANT TO MR. BRISKIN OR MR. KLINGER ANY RESTRICTED STOCK, STOCK OPTIONS OR STOCK APPRECIATION RIGHTS ("SARS") AND MADE NO PAYOUT TO THEM ON ANY LONG-TERM INCENTIVE PLAN IN FISCAL YEARS 1995, 1994, OR 1993.

(4) THE AMOUNT OF THE COMPANY CONTRIBUTION TO THE ARDEN GROUP, INC. 401(K) RETIREMENT SAVINGS PLAN ALLOCATED TO THE NAMED EXECUTIVE OFFICER.

(5) DOES NOT INCLUDE RETIREMENT BENEFITS FROM THE TELAUTOGRAPH PENSION PLAN, WHICH WAS TERMINATED IN 1993, OR BENEFITS ALLOCABLE UNDER THE COMPANY STOCK BONUS PLAN.

(6) PERQUISITES AND OTHER PERSONAL BENEFITS DID NOT EXCEED THE LESSER OR $50,000 OR 10% OF THE COMPENSATION RECEIVED BY MR. KLINGER IN ANY OF THE YEARS FOR WHICH COMPENSATION INFORMATION IS REPORTED.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors has a Compensation Committee. At the end of fiscal 1995 the Compensation Committee consisted of the following directors:

                    Daniel Lembark, Chairman
                    Robert A. Davidow
                    Frederick A. Schnell
                    Ben Winters


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board of Directors (the "Committee") is composed of four outside directors and is responsible for the development of Company policies relating to executive compensation. The Committee's principal objective is to aid the Company in achieving its goals by the establishment of compensation policies which will attract and retain superior talent and also reward performance. In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, disallows deductions by a publicly traded corporation for compensation in excess of $1,000,000 to its chief executive officer or any of its four other highest paid officers. The Committee does not expect that any executive officer's compensation for the 1995 fiscal year will exceed the $1,000,000 IRS deduction cap. In any event, since Mr. Briskin's bonus arrangement was approved by stockholders, the amount of Mr. Briskin's annual bonus arrangement should be excluded from the computation to determine whether his compensation exceeds the $1,000,000 deduction cap.

COMPENSATION FOR BERNARD BRISKIN

The compensation of Mr. Bernard Briskin, the Chief Executive Officer of the Company, is established under an Employment Agreement dated May 13, 1988 which was amended effective January 1, 1994 (the "Employment Agreement"). The term of the Employment Agreement expires January 1, 2001. Pursuant to the Employment Agreement, Mr. Briskin's base salary was increased effective January 1, 1995 and 1996,to $444,400 and $450,177, respectively, per year based upon the increase in the Consumer Price Index and will be increased on January 1 of succeeding years during the term of the Employment Agreement based upon further increases in the Consumer Price Index subject, however, to a maximum annual increase. The annual bonus arrangement provided for Mr. Briskin in the Employment Agreement was approved by the stockholders at the 1994 Annual Meeting of Stockholders. The amount of the bonus is equal 2 1/2% of the Company's first $2,000,000 of Pre-Tax Profits (as defined in the Employment Agreement) plus 3 1/2% of Pre-Tax Profits in excess of $2,000,000. For fiscal year 1995, the amount of the bonus was $407,624.

In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, disallows deductions by a publicly traded corporation for compensation in excess of $1,000,000 to its chief executive officer or any of its four other highest paid officers. The Committee does not expect that any executive officer's compensation for the 1995 fiscal year will exceed the $1,000,000 IRS deduction cap. In any event, since Mr. Briskin's bonus arrangement was approved by stockholders, the amount of Mr. Briskin's annual bonus arrangement should be excluded from the computation to determine whether his compensation exceeds the $1,000,000 deduction cap.

As to executives other than Mr. Briskin, the Committee recommends compensation for them to the Board of Directors. Such compensation is designed to achieve an overall level of compensation which is competitive with other companies in the supermarket business in Southern California. By taking into account the individual performance, responsibility and achievement level of the executives involved and the annual and long term performance of the Company, the actual compensation level for such executives recommended by the Committee may be greater or less than the average of competitive levels in such other companies. Accordingly, the Committee exercises its best judgment in setting executive compensation based upon a number of internal, external and individual factors In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, disallows deductions by a publicly traded corporation for compensation in excess of $1,000,000 to its chief executive officer or any of its four other highest paid officers. The Committee does not expect that any executive officer's compensation for the 1995 fiscal year will exceed the $1,000,000 IRS deduction cap. In any event, since Mr. Briskin's bonus arrangement was approved by stockholders, the amount of Mr. Briskin's annual bonus arrangement should be excluded from the computation to determine whether his compensation exceeds the $1,000,000 deduction cap.

The Company's Stock Bonus Plan is included as a component of executive compensation and this, as well as the other factors, operates to link a portion of executive compensation to Company profitability. In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, disallows deductions by a publicly traded corporation for compensation in excess of $1,000,000 to its chief executive officer or any of its four other highest paid officers. The Committee does not expect that any executive officer's compensation for the 1995 fiscal year will exceed the $1,000,000 IRS deduction cap. In any event, since Mr. Briskin's bonus arrangement was approved by stockholders, the amount of Mr. Briskin's annual bonus arrangement should be excluded from the computation to determine whether his compensation exceeds the $1,000,000 deduction cap.

Daniel Lembark, Chairman                     Robert A. Davidow
Frederick A. Schnell                         Ben Winters

Members of the Compensation Committee.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return on the Company Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index, the Standard & Poor's Food Retailers Index and the Dow Jones Food Retailers Index for the period of five years commencing December 30, 1990 and ending December 30, 1995. The graph assumes that $100 was invested on December 30, 1990 in the Company Stock and in each of the above-mentioned indices that all dividends were reinvested.



                                          [GRAPH]

                              BASE
                              PERIOD      RETURN    RETURN   RETURN    RETURN     RETURN
COMPANY/INDEX NAME             1990        1991       1992    1993      1994       1995
- ------------------             ----        ----       ----    ----      ----      -----
ARDEN GROUP, INC.               100       106.98     81.60    118.60    105.81    138.37
S&P 500 INDEX                   100       130.47    140.41    154.56    156.60    215.45
S&P FOOD RETAILERS INDEX        100       105.51    137.96    133.82    143.24    183.48


STOCK BONUS PLAN

     The Company has a non-contributory trusteed stock bonus plan which is qualified under Section 401 of the Internal Revenue Code of 1986, as amended. All non-union employees over 18 years of age who complete 1,000 hours of service are eligible to become participating employees in the plan. Contributions to the plan for any fiscal year, as determined by the Board of Directors, are discretionary, but in no event to exceed 15% of the annual aggregate salaries of those employees eligible for participation in the plan. Any assets of the Plan which are not invested in the Company's Class A Common Stock may be invested in certain government backed securities. Contributions to the plan are allocated among eligible participants in the proportions of their salaries to the salaries of all participants. Contributions accrued for the Plan in 1995 were $130,000.


ARDEN GROUP, INC. 401(k) RETIREMENT SAVINGS PLAN

     Effective January 1, 1992, the Company's Board adopted the Arden Group, Inc. 401(k) Retirement Savings Plan (the "Company Savings Plan"). All non-union employees of the Company and its subsidiaries (except employees of AMG Holdings) who have attained the age of 18 and have completed at least one year of service with any of such companies are entitled to participate in the Company Savings Plan. The Company Savings Plan provides that, with certain limitations, a participating employee may elect to contribute up to 15% of such employee's annual compensation to the Company Savings Plan on a tax-deferred basis, subject to a limitation that the annual elective contribution may not exceed an annual indexed dollar limit determined pursuant to the Internal Revenue Code ($9,240 in 1995). Annual contributions are made by the Company, in a discretionary amount as determined by the Company each year. Contributions accrued for the Plan in 1995, to be contributed in early 1996, were $317,000.

EMPLOYMENT AGREEMENT - BERNARD BRISKIN

     Mr. Briskin is employed as the Chairman of the Board of Directors, President and Chief Executive Officer of the Company and Arden-Mayfair, Inc. and the Chairman of the Board and Chief Executive Officer of AMG Holdings, Inc. and Gelson's Markets pursuant to an employment agreement which was entered into as of May, 1988 (such agreement is hereinafter referred to as the "Agreement").
The Agreement was amended in April, 1994 retroactive to January 1, 1994 (the Agreement as amended is hereinafter referred to as the Amended Agreement.) The Amended Agreement has a term ending at January 1, 2001 and provides that the term thereof is subject to automatic extension thereafter for periods of one fiscal year each unless either his employers or Mr. Briskin gives notice of termination not less than 15 months nor more than 18 months prior to the date upon which the term of the Amended Agreement will expire. If at any time the employers decide not to extend the Amended Agreement for another year, Mr. Briskin is entitled to receive the sum of $600,000 as severance pay.

     The Amended Agreement provides for an annual base salary of $440,000 and a bonus based upon the "pre-tax profits" (as defined) of the Company for each fiscal year to the extent of 2 1/2% of the first $2,000,000 of pre-tax profits and 3 1/2% of pre-tax profits in excess of $2,000,000. "Pre-tax Profits" for a particular fiscal year is the amount shown on the audited Consolidated Statement of Operations of the Company for such fiscal year as "Income Before Income Taxes and Extraordinary Items," adjusted so as to exclude any charge, accrual or deduction for any bonus paid or payable to Mr. Briskin. The annual base salary is subject to a cost of living adjustment effective as of January 1, 1995 and as of January 1 of each year thereafter (the Adjustment Date.) The base salary is adjusted for increases in the Consumer Price Index for All Urban Wage Earners and Clerical Workers Los Angeles-Anaheim-Riverside Metropolitan Area (1982-1984=100) published by the Bureau of Labor Statistics of the United States Department of Labor (the Index). The base salary is adjusted for 100% of any increase in the Index up to 3% and 50% for any increase in the Index in excess of 3% up to 5%, with no adjustment for any increase in the Index in excess of 5%. The amount of the increase in the Index is calculated by dividing the Index for the month of October immediately preceding the applicable Adjustment Date by the Index for the month of October of the immediately preceding calendar year. As a result of the cost of living adjustment, the base salary was increased to $450,177 as of January 1, 1996.

     The Amended Agreement also provides for certain expense reimbursement and personal benefits, including payment or reimbursement for uninsured medical expenses of Mr. Briskin and his immediate family up to a maximum of $100,000 during any calendar year. In addition, in the event that Mr. Briskin becomes permanently disabled, dies or his employment is terminated without cause during the term of the Amended Agreement, then all amounts of principal and accrued interest outstanding under the Promissory Notes of $212,500 and $303,750 in original principal amounts, respectively, (see Certain Other Transactions) are forgiven.

     The Amended Agreement provides that its terms will be subject to review during the 1997 fiscal year by the Compensation Committee of the Board of Directors. Pursuant to this provision, the terms of the Amended Agreement may be modified.

                           CERTAIN OTHER TRANSACTIONS

     In connection with the purchase by Mr. Briskin of shares of the Company's Class A Common Stock in 1979 and 1980, the Company loaned Mr. Briskin $212,500 and $303,750, respectively. Under his Amended Employment Agreement the interest rates payable under the notes reflecting such loans and the maturity dates of such notes were modified. Interest on the unpaid principal of such loans is payable at the rate of 6% per annum payable annually on or before December 31 of each year. Principal on the $212,500 note is payable in annual installments of $30,357.14 commencing December 31, 1994 and continuing each December 31 thereafter until December 31, 2000 at which time the entire unpaid principal balance of that note with all accrued and unpaid interest is due and payable. Principal on the $303,750 note is payable in annual installments of $43,392.86 commencing on December 31, 1994 and continuing each December 31 thereafter until December 31, 2000 at which time the entire unpaid principal balance of that note with all accrued and unpaid interest is due and payable. The foregoing notes are collateralized by 180,000 shares of the Company's Class B Common Stock. The outstanding balance of the two notes as of December 30, 1995 was $368,750.

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's Board of Directors, upon recommendation of its Audit Committee, has selected Coopers & Lybrand, independent certified public accountants, to audit the books, records and accounts of the Company and its consolidated subsidiaries for the 1996 fiscal year. Coopers & Lybrand has audited the books, records and accounts of the Company and its subsidiaries for a number of years. If the stockholders do not ratify the appointment of Coopers & Lybrand, other certified public accountants will be appointed by the Board on recommendation of the audit committee.

     It is anticipated that representatives of Coopers & Lybrand will attend the Meeting with the opportunity to make any statement they may desire to make, and will be available to respond to appropriate questions from stockholders.

     Ratification of the selection of independent public accountants for the Company requires the affirmative vote of a majority in voting interest of the stockholders present, in person or by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will not be voted for or against this proposal, but will have the effect of negative votes since an affirmative vote of a majority in voting interest of stockholders present and eligible to vote is required to ratify the selection.

     The Board of Directors recommends a vote FOR ratification of the selection of Coopers & Lybrand.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     In the event that a stockholder wishes to submit a proposal for consideration by the stockholders of the Company at the next Annual Meeting of Stockholders in conformity with current Securities and Exchange Commission proxy regulations and any such proposal must be received by any Assistant Secretary of the Company no later than January 31, 1997 in order for it to be includable in the proxy statement for such Annual Meeting.

                              By Order of the Board of Directors

                                        Assistant Secretary

June 3, 1996

PROXY                                                             CLASS A COMMON

                               ARDEN GROUP, INC.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ARDEN GROUP, INC.

    Bernard Briskin, Daniel Lembark and Ben Winters are hereby appointed proxies (each with power to act alone and with power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Arden Group, Inc., at The Beverly Hilton Hotel, Beverly Hills, California at 10:00 a.m. on July 9, 1996 and all adjournments thereof, on the matters set forth below, and in their discretion upon any other matters brought before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1 AND 2.

    1. ELECTION OF DIRECTORS

             FOR / / the nominee listed below (except as marked to the contrary below)

             Robert A. Davidow

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A  LINE
                   THROUGH THAT NOMINEE'S NAME ABOVE).

             WITHHOLD AUTHORITY / / to vote the nominee listed above

    2. FOR / / AGAINST / / ABSTAIN / / the proposal to ratify the selection of Coopers & Lybrand as independent public accountants of the Company.

                   (Continued and to be signed on other side)

                          (continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, IT WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

    The undersigned hereby revokes all prior proxies.

                                                   PLEASE SIGN, DATE, AND MAIL
                                                   THIS PROXY TODAY
                                                    Dated ______________________
                                                    Signature __________________
                                                    Signature __________________

                                                    / / I/WE  PLAN TO ATTEND THE
                                                        MEETING.

                                                 Please be  sure  to  date  this
                                                 Proxy  and  to sign  exactly as
                                                 your name appears hereon; joint
                                                 owners should each sign, if  by
                                                 a  corporation,  in  the manner
                                                 usually employed by it; if by a
                                                 fiduciary,   the    fiduciary's
                                                 title should be shown.

                                                    YOUR VOTE IS IMPORTANT.

PROXY                                                             CLASS B COMMON

                               ARDEN GROUP, INC.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ARDEN GROUP, INC.

    Bernard Briskin, Daniel Lembark and Ben Winters are hereby appointed proxies (each with power to act alone and with power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Arden Group, Inc., at The Beverly Hilton Hotel, Beverly Hills, California at 10:00 a.m. on July 9, 1996 and all adjournments thereof, on the matters set forth below, and in their discretion upon any other matters brought before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1.

    1. FOR / / AGAINST / / ABSTAIN / / the proposal to ratify the selection of Coopers & Lybrand as independent public accountants of the Company.

                   (Continued and to be signed on other side)

                          (continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, IT WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

    The undersigned hereby revokes all prior proxies.

                                                PLEASE SIGN, DATE, AND MAIL THIS
                                                PROXY TODAY
                                                Dated __________________________
                                                Signature ______________________
                                                Signature ______________________

                                                / / I/WE   PLAN  TO  ATTEND  THE
                                                    MEETING.

                                                 Please be  sure  to  date  this
                                                 Proxy  and  to sign  exactly as
                                                 your name appears hereon; joint
                                                 owners should each sign, if  by
                                                 a  corporation,  in  the manner
                                                 usually employed by it; if by a
                                                 fiduciary,   the    fiduciary's
                                                 title should be shown.

                                                YOUR VOTE IS IMPORTANT.